MERRILL LYNCH U.S. HIGH YIELD FUND, INC.

                         Supplement dated May 24, 2006
    to the Prospectus dated July 14, 2005, as supplemented on December 28,
                          2005 and February 17, 2006


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. announced that they had reached an agreement on a transaction (the "Transaction") to contribute Merrill Lynch's investment management business, operated by Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P.) to BlackRock to form a new asset management company. The Board of Directors of Merrill Lynch U.S. High Yield Fund, Inc. (the "Fund") and the Board of Trustees of Master U.S. High Yield Trust have each approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by BlackRock High Yield Bond Portfolio ("BR High Yield"), a portfolio of BlackRock Funds(SM), of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund in exchange for newly-issued shares of beneficial interest of BR High Yield (the "Reorganization"). The Reorganization is part of an effort to consolidate certain comparable funds to eliminate redundancies and achieve certain operating efficiencies. After the completion of the Reorganization, the Fund will be dissolved as a corporation under Maryland law and deregistered as an investment company under the Investment Company Act of 1940, as amended. It is a condition precedent to the Reorganization that the Transaction shall have been consummated.

The investment objectives of the Fund and BR High Yield are similar but not identical. BR High Yield seeks to maximize total return, consistent with income generation and prudent investment management. The Fund primarily seeks to obtain current income, and secondarily seeks capital appreciation when consistent with its primary objective.

The Agreement and Plan provides that, if the Reorganization takes place, Fund shareholders will receive shares of BR High Yield of the same or a similar class with an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization.

A special meeting of shareholders of the Fund to consider approval or disapproval of the Agreement and Plan is expected to be held in August, 2006. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place during the fourth calendar quarter of 2006.

Code #19025-0705SUP

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